Exhibit 99.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH TRANSACTION, OR (B) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

Issue Date: June 19, 2021

PLUSAI CORP

WARRANT TO PURCHASE SHARES

This Warrant is issued to Amazon.com NV Investment Holdings LLC (the “Holder”) by PlusAI Corp (the “Company”). The Holder is entitled to exercise this Warrant to purchase equity of the Company (the “Warrant Shares”) as more particularly described in Exhibit A hereto (the “Schedule of Terms”), on the terms provided herein and in the Schedule of Terms. The Warrant Shares will vest and become exercisable in accordance with the vesting terms provided in the Schedule of Terms, and this Warrant is non-forfeitable with respect to vested Warrant Shares.

1.	Exercise of Warrant

1.1       Exercise Period. Subject to the terms and conditions set forth herein and under that certain Master Purchase agreement taking effect as of January 27, 2021 by and between Amazon Logistics, Inc. and PlusAI, Inc. (the “MPA”), this Warrant may be exercised by the Holder, in whole or in part, with respect to vested Warrant Shares, at any time during the Exercise Period (as defined in the Schedule of Terms).

1.2 Method of Exercise. The Holder may exercise this Warrant by delivering to the Company (a) this Warrant and (b) the Notice of Exercise attached as Exhibit B hereto, duly executed by the Holder, indicating whether the Holder elects to purchase vested Warrant Shares for cash or if the Holder elects to exercise on a net issuance basis; provided, however, that the Holder may not elect to exercise on a net issuance basis for the first [***] of the Warrant Shares vested and exercisable on the Issue Date within one hundred and eighty (180) days after the Issue Date. In the event any approval requirements or waiting periods are imposed by applicable antitrust or foreign investment laws or any other applicable law, the Holder may deliver a Notice of Exercise that is contingent upon obtaining such approval or the expiration of such waiting period, and the Exercise Notice (and for the avoidance of doubt, the Exercise Period with respect to such Exercise Notice) will remain effective during the pendency of such approval or waiting period so long as the Holder delivers the Notice of Exercise before the expiration of the Exercise Period.

1.3 Cash Exercise. If the Holder elects to exercise this Warrant to purchase vested Warrant Shares for cash, the Holder will make payment by check or wire transfer in the amount of the Exercise Price (as defined in the Schedule of Terms, subject to adjustment as provided herein) multiplied by the number of vested Warrant Shares for which this Warrant is being exercised. The Exercise Price is the product of an arms’-length negotiation and is intended to reflect the present fair market value of the Warrant Shares.

1.4       Net Issuance. If the Holder elects to exercise this Warrant on a net issuance basis, the Holder will not be required to make a cash payment, and the Company will issue to the Holder a number of vested Warrant Shares computed using the following formula:

X = (A - B) x C where:

          A

X =	the number of vested Warrant Shares to be issued to the Holder;
A =	the Fair Market Value (as defined below) of one Warrant Share on the date of net issuance exercise;
B =	the Exercise Price (as adjusted to the date of such calculation); and
C =	the number of vested Warrant Shares issuable under this Warrant or, if only a portion of this Warrant is being exercised, the number of vested Warrant Shares as to which the Holder elects to exercise.

2.	Delivery of Certificates; No Fractional Shares

Within five days after exercise of this Warrant, the Company will at its expense issue and deliver to the Holder (a) a certified copy of the extract of the register of members of the Company showing the Holder as the registered holder of the relevant number of Warrant Shares issued to the Holder upon such exercise or partial exercise of this Warrant; (b) a certificate or certificates for such Warrant Shares; and (c) if applicable, a new warrant with terms identical to this Warrant to purchase that number of Warrant Shares as to which this Warrant has not been exercised. The Holder will for all purposes be deemed to have become the holder of record of such Warrant Shares on the date this Warrant is exercised, irrespective of the date of the updating of the register of members or the delivery of the aforementioned certified copy of the extract of the register of members and share certificate(s) representing the Warrant Shares. No fractional shares or scrip will be issued upon the exercise of this Warrant. In lieu of a fractional share or scrip, the Company will pay the Holder an amount in cash equal to the Fair Market Value of the fractional share on the date of exercise.

3.	Representations, Warranties, and Covenants

3.1       The Company represents and warrants that it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation. The Company represents and warrants that all corporate actions, approvals, and consents on the part of the Company, its officers, directors, and equityholders, and any third party necessary for the sale and issuance of this Warrant and the Warrant Shares have been taken or will have been taken prior to the issuance of the Warrant Shares in accordance with the terms of this Warrant, including the reservation of sufficient Warrant Shares.

3.2       The Company represents and warrants that the capitalization table attached as Exhibit C hereto accurately and completely reflects the Company’s authorized and issued equity capital as of the Issue Date. Other than 63,688,984 shares of Series B Preferred Shares and 3,631,741 shares of Series C Preferred Shares, all of the issued and outstanding shares of equity of the Company have been duly authorized, are fully paid and nonassessable, and were issued in compliance with applicable law.

3.3       The Company covenants that at all times during the Exercise Period there will be reserved for issuance such number of shares as is necessary for exercise in full of this Warrant. All Warrant Shares issued pursuant to the exercise of this Warrant will, upon their issuance and if fully paid in accordance with the terms of this Warrant, be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens and other encumbrances or restrictions on sale other than the restrictions on transfer under the Transaction Documents, and under the Securities Act and other applicable state and federal securities laws, and free and clear of all preemptive rights, and such Warrant Shares will be issued free from all taxes, liens, and charges with respect to the issuance thereof.

3.4       The Company will not, directly or indirectly, by any amendment to its memorandum and/or articles of association or other corporate documents, or by reorganization, sale or transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, (a) avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times and in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights and interests of the Holder against impairment, or (b) take any action which is inconsistent with the rights and interests granted to the Holder in this Warrant or otherwise conflicts with the provisions hereof.

3.5       The Company represents and warrants that (a)  it is not currently, and has never been, a “passive foreign investment company” as such term is defined in Section 1297 of the Code (a “PFIC”), and (b) it has not made a U.S. tax election to be treated as anything other than an association taxable as a corporation for U.S. tax purposes. The Company covenants that (i) it will not make a U.S. tax election to be treated as anything other than an association taxable as a corporation for U.S. tax purposes without receiving the prior written consent of the Holder, and (ii)  it will provide any information reasonably requested by the Holder in order to determine whether the Company has any U.S. Shareholders and that the Company is not a PFIC.

4.	Certain Events

4.1       Change of Control. If there is a Change of Control (as defined below) during the Exercise Period in which the consideration to be received by the shareholders of the Company consists solely of cash and the Holder has not exercised this Warrant in full prior to consummation of such Change of Control and if the Fair Market Value of one Warrant Share (as of the closing date of such Change of Control) is greater than the Exercise Price, this Warrant will be deemed automatically exercised pursuant to a net issuance exercise under Section 1.4 (even if not surrendered) immediately before the consummation of such Change of Control (and, to the extent applicable, after giving effect to any accelerated vesting in connection with a Change of Control as set forth in the Schedule of Terms), and the Holder will be entitled to receive a portion of the proceeds payable in the Change of Control equal to the amount payable to holders of the same number and class of shares as the Holder is entitled to receive pursuant to such exercise. This Warrant will automatically terminate (without relieving the Company or its successor of any obligations arising from a prior breach or non-compliance) following the payment of the amounts due to the Holder in connection with such Change of Control. If there is a Change of Control during the Exercise Period in which the consideration to be received by the shareholders of the Company consists of securities or other non-cash property, then the Company will cause the acquiring, surviving, or successor person to assume the obligations of this Warrant, and this Warrant will thereafter be exercisable for the same securities or other non-cash property that a holder of the same class of shares as the Warrant Shares would have been entitled to receive in connection with such transaction if such holder held the same number of shares as were purchasable under this Warrant if this Warrant had been exercised in full immediately before the consummation of such Change of Control, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

4.2 Listing Event.

(a) In the event that the Company intends to undertake a Listing Event (as defined in Section 10.1(f)), the Company will provide the Holder with notice no less than 14 days prior to initially filing or submitting a registration statement (including a draft registration statement) or listing application to any governmental securities regulator, securities self-regulatory organization or stock exchange that includes disclosure of beneficial owners of the Company’s equity in connection with a Listing Event (a “Listing Event Notice”) and provide to the Holder a copy of such filing, submission, or application on a confidential basis.

(b) In the event that the Company determines that this Warrant or the terms hereof are required to be disclosed pursuant to applicable securities laws and regulations or stock exchange requirements in connection with the Listing Event, the Company will provide the Holder with prompt written notice and an opportunity to comment on the proposed disclosure before such disclosure is made and, if requested by the Holder, will use commercially reasonable efforts (in cooperation with the Holder) to redact, seek a protective order or confidential treatment, or take other appropriate action to avoid such disclosure.

(c) Notwithstanding anything in this Warrant to the contrary: (i) from and after the calendar day immediately preceding the earliest of (A) the filing or submission of a registration statement (including a draft registration statement) that includes disclosure of beneficial owners of the Company’s equity in connection with a Listing Event, (B) the “as of” date used by the Company or any successor or assign thereto for disclosure of beneficial owners in any registration statement and (C) the date that shares of the same class as the Warrant Shares are traded on an exchange or an over-the-counter market, the Company will not honor any exercise of this Warrant, and the Holder will not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to an attempted exercise set forth on the applicable Notice of Exercise, the Holder (or any of its affiliates and other persons whose beneficial ownership of the relevant securities would be aggregated with Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act, would beneficially own in excess of 4.999% of any class of voting equity securities subject to the Exchange Act, calculated in accordance with Section 13(d) of the Exchange Act and the related rules and regulations and after giving effect to the exercise of this Warrant; (ii) none of the limitations of clause (i) will be taken into account when determining the amount of securities or other non-cash property subject to the assumed Warrant or the amount of cash the Holder is entitled to receive in the event of a Change of Control; (iii) the provisions of this sentence should be construed and implemented in a manner otherwise than in strict conformity with the terms of this sentence to correct this sentence (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation of clause (i) or make changes or supplements necessary or desirable to properly give effect to such limitation; and (iv) the limitations in clause (i) may be waived or amended by the Holder, in its sole discretion, upon written notice to the Company, which waiver or amendment will not be effective until the 61st day after such notice is delivered by the Holder to the Company.

4.3 Automatic Exercise before Expiration. To the extent this Warrant is not previously exercised as to all of the vested Warrant Shares issuable hereunder, and if the Fair Market Value of one Warrant Share (at such measurement date) is greater than the Exercise Price, this Warrant will be deemed automatically exercised with respect to the vested Warrant Shares pursuant to a net issuance exercise under Section 1.4 (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section, the Company agrees promptly to notify the Holder in writing of the number of Warrant Shares, if any, the Holder is to receive by reason of such automatic exercise.

5.	Adjustments

5.1 Reorganization. Upon any reclassification, capital reorganization, or change in the capital stock of the Company affecting the same class of shares as the Warrant Shares (other than a Change of Control transaction covered by Section 4.1, but including any De-SPACing Transaction), the Company will make appropriate provision so that the Holder will thereafter be entitled to receive, upon exercise of this Warrant, the number and type of securities or other property or consideration that a holder of the same class of shares as the Warrant Shares would have been entitled to receive in connection with such transaction if such holder held the same number of shares as were purchasable under this Warrant if this Warrant had been exercised immediately before such reclassification, reorganization, or change, and thereafter all references to the “Company” in this Warrant will refer to the issuer of such securities or other property.

5.2 Adjustments for Share Splits, Dividends. If the Company, directly or indirectly, issues any shares of the same class as the Warrant Shares as a share dividend, or subdivides or combines such class of shares in a share split, then the Exercise Price in effect before such dividend, subdivision, or combination will be proportionately decreased or increased, as applicable, and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant will be proportionately increased or decreased, as applicable. Each adjustment in the number of Warrant Shares issuable will be to the nearest whole share and each adjustment of the Exercise Price will be calculated to the nearest cent. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend.

5.3 Anti-Dilution Protection. If any shares of the same class as the Warrant Shares are entitled, under the Company’s memorandum and articles of association or other corporate documents or any contract to which the Company is a party, to an adjustment in the event of dilutive issuances of equity, then the Warrant Shares will be entitled to the same adjustment.

5.4 Certificate as to Adjustments. If any adjustment is required to be made in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate signed by a director or officer of the Company, setting forth the adjustment in reasonable detail.

5.5 Legal Restrictions. In the event any applicable law or regulatory decision restricts the Holder from fully exercising this Warrant in accordance with its terms, or would require the Holder, the Company, or any of their respective affiliates to modify its business in order to do so, the Company and the Holder will modify this Warrant to the extent necessary to provide the Holder an equitable and legally permissible substitute to ensure that the Holder is able to receive the full benefits to which it is entitled under the terms hereof in a manner that complies with applicable law.

6.	Registration Rights; Information Rights

6.1 Registration Rights. All Warrant Shares issuable upon exercise of this Warrant will be subject to customary registration rights to be provided to the Holder promptly following the initial exercise of this Warrant (and, in any event, prior to consummation of any Listing Event following such initial exercise), and such registration rights provided to the Holder will be as favorable to the Holder as any registration rights that the Company has provided to any of its other similarly situated equityholders at such time (which shall, at a minimum, be deemed to include holders of the same class of shares as the Warrant Shares).

6.2 Information Rights.

(a) The Company shall provide to the Holder (i) as soon as practicable, and in any event within 90 days, after the end of each fiscal year of the Company, (A) an audited or reviewed consolidated balance sheet of the Company and its subsidiaries and statement of shareholders’ equity of the Company, in each case as of the last day of such year, and an audited or reviewed consolidated income statement and statement of cash flows of the Company and its subsidiaries, in each case for the annual period then ended or as of the end of such fiscal year, as applicable, along with the notes to the financial statements, prepared in accordance with generally accepted accounting principles in the United States (as applicable) and (B) a notice indicating the number of Warrant Shares that have vested as of the end of such fiscal year or as of the date of such notice (it being understood that any failure to deliver such notice, or any inaccuracy therein, shall not affect or impair the Holder’s rights or the Company’s obligations hereunder);

(ii) as soon as practicable, and in any event within 45 days, after the end of each fiscal quarter of the Company, an unaudited consolidated income statement, an unaudited consolidated cash flow statement, an unaudited consolidated balance sheet, and a consolidated statement of shareholder’s equity, in each case of the Company and its subsidiaries, covering the year to date period or as of the end of such fiscal quarter, as applicable;

(iii) as soon as practicable, and in any event within 30 days, after the consummation of any third-party equity financing or any other material change in the equity capitalization of the Company (except for the changes in the equity capitalization of the Company in the ordinary course of business of the Company, including without limitation, any changes relating to or resulting from the equity incentive plans of the Company or the operation of such plans, including without limitation the issuance, vesting, exercise, forfeiture or repurchase of awards thereunder), (A) an updated capitalization table for the Company (similar in format to the capitalization table attached as Exhibit C hereto) as of the closing of such financing event or as of the date of such other material change, and (B) a copy of any amendments to the Company’s memorandum and articles of association or other corporate documents, if applicable; and

(iv) annual budgets of the Company, but only to the extent that, and at substantially the same time as, annual budgets are delivered to holders of shares of the same class as the Warrant Shares.

(b) On or before February 15th of each calendar year (or otherwise as provided herein), the Company will:

(i) provide such other information relating to the Company or its affiliates (as defined below) as may be reasonably required for the Holder or any of its affiliates to prepare or file any tax return or to prepare such filings with respect to the Company or any of its affiliates as may be required by any tax authority; and

(ii) reasonably cooperate (at no out of pocket cost to the Company) in preparing for any audit of, or dispute with a tax authority regarding any tax return of, the Holder or any of its affiliates relating to the Company or any of its affiliates.

(c) Information received by the Holder pursuant to this Section 6.2 will be used by the Holder and its affiliates solely for purposes of permitting the Holder and its affiliates to comply with their respective financial reporting and tax obligations (and any similar requirements of any governmental authority) and will be treated as confidential in accordance with the terms of the applicable non-disclosure agreement between the Holder and its affiliates and the Company.

7.	Lost or Damaged Warrant Certificate

Upon receipt by the Company of a letter from the Holder stating loss, theft, destruction, or damage of this Warrant, and on delivery of a customary indemnity agreement reasonably satisfactory in form and substance to the Company, or in the case of mutilation, on surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder, without charge, a new warrant with identical terms as this Warrant.

8.	Notices of Record Date, etc.

In the event of any corporate action requiring the Company to establish a record date for its shareholders, the Company will mail to the Holder, at least 20 business days prior to the earlier of the record date or such corporate action, a written notice specifying (a) the date on which any such event is to occur or such record is to be taken, (b) the amount and character of any share or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issuance or grant, and the persons or class of persons to whom such proposed issuance or grant is to be offered or made, and (c) in reasonable detail, the facts, including the proposed date, concerning any other such event.

9.	Investment Intent; Market Stand-Off

(a) By accepting this Warrant, the Holder represents that it (a) is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, (b) understands that this Warrant and the Warrant Shares subject to this Warrant have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(a)(2) thereof, and (c) is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act.

(b) The Holder agrees that, if requested by the underwriters in connection with a Listing Event, the Holder shall agree to customary lock-up restrictions as agreed to by other holders of the same class of shares as the Warrant Shares (including without limitation to not sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, pledge, charge, or otherwise transfer or dispose of any Warrant Shares without the prior written consent of the Company or the underwriters, as the case may be), for such period of time (not to exceed one hundred eighty (180) days) as may be requested by the underwriters.

10.	Miscellaneous

10.1 Certain Definitions. For purposes of this Warrant:

(a) “affiliate” means, as to any person, any person that directly or indirectly controls, is controlled by, or is under common control with that person.

(b) “Change of Control” means (i) any consolidation, merger, reorganization, or similar transaction involving the Company or its subsidiaries pursuant to which the Company’s equityholders immediately prior to such transaction own, immediately after such transaction, less than 50% of the voting securities of the surviving entity, (ii) any transaction or series of related transactions in which a person, or a group of related persons, acquires from equityholders of the Company shares representing more than 50% of the outstanding voting power of the Company (other than any internal reorganizations), or (iii) the sale, lease, exclusive license, or other transfer, in any transaction or series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries. Notwithstanding the foregoing, any merger or other transaction or series of related transactions involving a special purpose acquisition company which results in the shares of the same class as the Warrant Shares being converted into or exchanged for publicly-traded securities (a “De-SPACing Transaction”) shall not be deemed a Change of Control hereunder.

(c) “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute.

(e) “Fair Market Value” of a Warrant Share means:

(i) if shares of the same class as the Warrant Shares are traded on an exchange or an over-the-counter market, the average of the closing price for the five business days immediately preceding the date of net issuance exercise;

(ii) if the net issuance exercise is in connection with a Change of Control, the value of the consideration to be received pursuant to such Change of Control by the holder of a share of the same class as the Warrant Shares; and

(iii) if neither of the above clauses applies, the Fair Market Value will be the price for a share of the same class as the Warrant Shares that the Company could obtain from an arms’-length buyer who is not a current or former employee, officer, or director of the Company or its affiliates (such price to be exclusive of any control or other similar premium), as determined in good faith by the Company’s board of directors (or equivalent governing body). The Company will promptly provide the Holder a written summary of such determination.

(f) “Group” means the Company and its subsidiaries, and “Group Company” means any of them.

(g) “Listing Event” means any of the following: (i) the closing of the Company’s initial public offering of securities or direct listing of securities pursuant to an effective registration statement filed under the Securities Act; (ii) the registration of the Company’s securities under Section 12 of the Exchange Act in connection with its initial public offering; (iii) the closing of the Company’s initial public offering, or the listing of the Company’s shares, on a stock exchange outside of the United States; or (iv) or the occurrence of any other event that results in the Warrant Shares becoming a class of “equity security,” as such term is defined in Rule 13d-1(i) under the Exchange Act, including any De-SPACing Transaction.

(h) “person” means any individual, corporation, partnership, trust, joint venture, limited liability company, association, organization, other entity, or governmental or regulatory authority.

10.2 No Shareholder Rights or Liabilities. Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company other than as set forth in this Warrant. In no event will the Holder have any liability hereunder, other than the consideration payable upon exercise of this Warrant pursuant to Section 1.3 hereof.

10.3 Notices. Any notice under this Warrant will be given in writing and will be sent by email, nationally recognized overnight courier service, certified mail (return receipt requested), or receipted facsimile to the other party at the address below. A party may change its notice address by giving notice in accordance with this Section.

If to the Holder: Amazon.com NV Investment Holdings LLC c/o Amazon.com, Inc. P.O. Box 81226 Seattle, WA 98108-1226 [***] [***] Attn: General Counsel	If to the Company: to the address set forth below the Company’s signature at the end of this Warrant.

10.4 Amendments and Waivers. Any term of this Warrant may be amended, and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

10.5 Governing Law; Severability; Jurisdiction; Venue. This Warrant will be governed by and construed under the laws of the State of Washington without regard to principles of conflict of laws. If any Section or provision of this Warrant is found or held to be illegal, invalid, or unenforceable, the remainder of this Warrant will be valid and enforceable and the parties in good faith will negotiate a substitute, valid, and enforceable provision that most nearly effects the parties’ intent in entering into this Warrant. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Warrant.

10.6 Transfer; Successors and Assigns. This Warrant and all rights hereunder are transferable by the Holder, in whole or in part, (a) to any affiliate of the Holder, or (b) to any non-affiliate of the Holder with the prior written consent of the Company (not to be unreasonably withheld or delayed), in each case upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer attached as Exhibit D hereto and furnishing the Company, at the Holder’s expense, with a customary opinion of counsel that such transfer and disposition will not require registration of such shares under the Securities Act, and the Company will issue a new warrant reflecting such transfer but otherwise identical to this Warrant. The Company may not assign this Warrant or its obligations under this Warrant without the prior written consent of the Holder. The terms and conditions of this Warrant will inure to the benefit of, and be binding on, the respective successors and permitted assigns of the Company and the Holder, respectively.

10.7 Income Tax Treatment. The parties acknowledge that this Warrant is not being issued in connection with the performance of services within the meaning of Section 83 of the Code, the Holder will control the valuation of this Warrant for all relevant tax purposes, and the issuance of this Warrant represents a closed transaction for income tax purposes. The parties will not take a position on any income tax return inconsistent with the foregoing sentence.

10.8 Headings; Construction. The headings in this Warrant are for purposes of reference only and will not limit or otherwise affect the meaning of any provision of this Warrant. The words “include” and “including” will be deemed in each case to be followed by the words “without limitation.”

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

PLUSAI CORP

By:
Name: David Wanqian Liu
Title: Director & CEO

Company address for notices:

PlusAI, 20401 Stevens Creek Blvd, Cupertino, CA 95014 U.S.A.

Exhibit A

SCHEDULE OF TERMS OF WARRANT SHARES

Capitalized terms used in this Schedule of Terms have the meanings ascribed to those terms in the Warrant.

Name of Company:	PlusAI Corp
Jurisdiction of formation and type of entity (e.g., corporation, LLC, etc.):	Cayman Islands exempted company
Class of equity subject to Warrant:	Series C-1 preferred shares in the Company, which shall have rights, preferences, powers, and privileges no less favorable than the Series C preferred shares in the Company (other than the initial purchase price per share); provided, however, that upon the closing of the De-SPACing Transaction, the Warrant can only be exercised to purchase ordinary shares that do not have more votes per share than any other class or series of shares.
Holder’s fully diluted ownership percentage of the Company (as of the Issue Date, calculated on a post-exercise basis assuming full vesting of the Warrant):	20%
Number of Warrant Shares (as of the Issue Date, assuming full vesting of the Warrant):	420,702,410[1]
Exercise Price (as of the Issue Date):	$0.46647 per Warrant Share
Exercise Period:	From the Issue Date until the 8th anniversary of the Issue Date
Vesting Schedule:

●      [***] (i.e. [***] of fully-diluted shares (being a total of [***] shares as shown in Exhibit C hereto) (the “Fully-Diluted Shares”) Warrant Shares will vest and be immediately exercisable on the Issue Date; and

●     [***] (i.e. [***] of the Fully Diluted Shares) Warrant Shares will vest and be immediately exercisable upon each [***] of incremental Payments until such time as the total Payments from Amazon equal [***]; and

●     Thereafter, [***] (i.e. [***] of the Fully Diluted Shares) Warrant Shares will vest and be immediately exercisable upon each [***] of incremental Payments until such time as the total Payments from Amazon equal $150,000,000.

“Payment” means the amount of fees or other amounts paid to the Company by or on behalf of the Holder, Amazon.com, Inc., or any of their respective Affiliates under the Commercial Agreement (as defined below) and any future agreements executed by Company and Holder or their respective affiliates; provided, however, that payments made under the Amazon Relay Carrier Terms of Service will be excluded.

1 Assuming [***] FDSO immediately preceding the issuance of the Warrant.

Acceleration of Vesting:

Any unvested Warrant Shares will become fully vested and immediately exercisable immediately prior to the consummation of any Change of Control based on the following schedule:

o      In the event that the aggregate Payments at such time exceeds [***], then one hundred percent (100%) of the then-unvested Warrant Shares will become fully vested;

o      otherwise, fifty percent (50%) of the then-unvested Warrant Shares will become fully vested.

In connection with the foregoing right, at least 20 business days prior to the consummation of any Change of Control, the Company shall give Holder notice of such Change of Control and shall grant Holder the option, in its sole discretion, to make pre-payments under the Commercial Agreement so as to increase the aggregate Payments under this Warrant for acceleration of vesting purposes in connection with such Change of Control.

Commercial Agreement related to Warrant (the “Commercial Agreement”):	The Master Purchase Agreement entered between PlusAI, Inc. and Amazon Logistics, Inc. taking effect as of January 27, 2021 (including all addenda thereto)
Right of First Notice:	In the event the Company or the equityholders of the Company propose to initiate a process to explore a Change of Control, or to accept any offer from any person for, or enter into negotiations with any person with respect to, a Change of Control (each such proposed Change of Control, and negotiations with respect thereto, a “Proposed Sale”), the Company will provide to the Holder written notice thereof (a “Sale Notice”) at least [***] business days prior to entering into any definitive agreement, binding letter of intent, or binding exclusivity agreement with respect to such Proposed Sale, stating in reasonable detail the terms and conditions of such Proposed Sale, and the Holder will have the right to enter into non-exclusive, good faith negotiations with the Company and the equityholders of the Company in respect of the Proposed Sale or another similar transaction for a period of [***] business days after receiving the Sale Notice (the “Negotiation Period”), and the Company and the equityholders of the Company will not be permitted to enter into any definitive agreement, binding letter of intent, or binding exclusivity agreement with respect to such Proposed Sale before the expiration of the Negotiation Period.
Rights Upon Financial Sponsor Change of Control

The Company shall give Holder notice of any Financial Sponsor Change of Control at least [***] business days prior to the consummation of such Financial Sponsor Change of Control.

If there is a Financial Sponsor Change of Control, the Holder will have the election, in its sole discretion, (i) to participate in the Change of Control and be cashed out at the price per share implied by such Change of Control transaction, or (ii) to require the Company to cause the acquiring, surviving, or successor person to assume the obligations of this Warrant (including with respect to vested and unvested Warrant Shares) in its entirety. The Holder will give notice of such election prior to the consummation of such Financial Sponsor Change of Control.

“Financial Sponsor Change of Control” means a Change of Control whereby the acquirer is one or more private equity investment firms or funds managed or advised by one or more private equity investment firms.

Exhibit B

NOTICE OF EXERCISE

To: Company Name: ______________ (the “Company”)

Address: ______________

The undersigned hereby irrevocably elects to exercise the attached Warrant as follows:

☐	purchase ___________ Warrant Shares pursuant to the terms of the attached Warrant, for an aggregate purchase price of $ ___________.

☐	net issuance exercise with respect to ___________ Warrant Shares pursuant to the terms of the attached Warrant, for such number of shares of equity of the Company as is determined pursuant to Section 1.4 of the attached Warrant.

The undersigned requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if such shares are not all the shares that may be issued pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Balance shares for new Warrant to be issued: __________________________________________

Dated: _______________________________________________________________________

Name of Holder of Warrant: _______________________________________________________

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Address: ____________________________________________________________________

Signature: ____________________________________________________________________

Exhibit C

COMPANY CAPITALIZATION AS OF ISSUE DATE

[***]

Exhibit D

ASSIGNMENT

For value received the undersigned sells, assigns, and transfers to the transferee named below the attached Warrant, together with all right, title, and interest, and does irrevocably constitute and appoint the transfer agent of the Company as the undersigned’s attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Name of Company: ______________________________________________________________

Dated: _______________________________________________________________________

Name of Holder of Warrant: ________________________________________________________

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Address: _____________________________________________________________________

Signature: ____________________________________________________________________

Name of transferee: _____________________________________________________________

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Address of transferee: ___________________________________________________________